SEMI ANNUAL REPORT


SEPTEMBER 30, 2001


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.


[FRANKLIN TEMPLETON INVESTMENTS LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do fund share prices.

We appreciate your past support and look forward to serving your investment needs in the years ahead.


[PHOTO OF MARK MOBIUS]


MARK MOBIUS
President
Templeton Emerging Markets Appreciation Fund, Inc.

Mark Mobius has been living in emerging market countries since earning his Ph.D in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Emerging Markets Appreciation Fund seeks capital appreciation. Under normal market conditions, the Fund invests substantially all of its assets in a portfolio of equity securities and debt obligations of issuers in emerging market countries.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Templeton Emerging Markets Appreciation Fund covers the period ended September 30, 2001. During the six months under review, many emerging market economies struggled against a growing trend of fewer exports, decreasing business investment and increasingly wary consumers. Although some problems were intrinsic to emerging market economies, such as rising unemployment and lower industrial production in the face of falling demand, weakening U.S. and other major economies largely contributed to the general deceleration. However, falling interest rates globally and favorable political and economic trends in some emerging market countries helped partly offset such negative developments.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 11.


CONTENTS

Shareholder Letter .........................................................   1

Performance Summary ........................................................   8

Important Notice to Shareholders ...........................................   9

Financial Highlights & Statement of Investments ............................  10

Financial Statements .......................................................  18

Notes to Financial Statements...............................................  21


  FUND CATEGORY
[PYRAMID GRAPHIC]



GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
9/30/01

[PIE CHART]

Latin America                                       29.9%
Asia                                                24.3%
Europe                                              13.5%
Africa                                               8.4%
Short-Term Investments & Other Net Assets           23.9%


In Latin America, most economies suffered due to uncertainty in Argentina, which remained mired in a recession. The country's gross domestic product (GDP) shrank 0.5% in the second quarter of 2001, extending an economic malaise that has lasted well over three years.(1) Aimed at containing and eventually reducing its federal deficit, the Argentine government announced an ambitious plan for reducing federal expenditures and strengthening tax collection enforcement. Given the nation's difficult economic environment, we believe these measures' success will depend on the entire political spectrum's support. Argentina's economic crisis and Brazil's energy rationing contributed to Brazilian GDP growing just 0.8% in the second quarter of 2001 compared to the same quarter a year earlier and falling 1.0% from the previous quarter.(2)

Despite slowing economic growth and exports, most Asian economies continued to attract foreign investment and benefit from lower U.S. interest rates and improving regional cooperation initiatives. South Korea's economy grew 2.7% in the second quarter of 2001 compared with the same quarter in 2000, faster than many of its regional counterparts.(3) In August 2001, South Korea repaid its International Monetary Fund (IMF) loan's final installment, signaling a strengthening economy in our view. Elsewhere in Asia, Thai Prime Minister Thaksin Shinawatra's acquittal from graft charges and Indonesian President Abdurrahman Wahid's removal from office appeared to help ease these countries' political and economic turmoil to some extent. We believe efforts by Thailand's and Indonesia's new

1. Source: The Dismal Scientist, 9/20/01.
2. Source: IGBE/Hilfe Country Report, 9/27/01.
3. Source: Business Week, Country Focus/South Korea, 9/3/01.


2

governments to work toward the swift implementation of key reforms may expedite recovery and attract foreign investment there. In Turkey, however, domestic debt-financing requirements contributed to economic uncertainty. As a result, the country's first quarter GDP contracted 9.3%, compared with the previous year's first quarter.(4)

Eastern European aspirations of meeting European Monetary Union standards continued to push many economies to strive toward positive change. In addition, concerns over slowing economic growth led Poland's Central Bank to cut key interest rates 100 basis points, which could potentially benefit companies with debt. For the first half of 2001, Poland's trade deficit declined to US$7.1 billion from US$9.0 billion a year earlier.(5) In Russia, President Vladimir Putin continued his active reform approach. Russia's Lower House also passed various reforms, including a draft bill against money laundering, which could be finalized some time this year.

In South Africa, GDP growth slowed to 2.0% in the first quarter of 2001 compared with 3.2% in the last quarter of 2000, as a result of a worse-than-expected decline in agricultural production.(6) However, we believe the country's government is headed in the right direction with the implementation of much-needed reforms such as greater protection for land owners. In addition, U.S. Secretary of State Colin Powell recently commended South Africa for its progress with democracy and stated that he supported free trade with Africa.


ASSET ALLOCATION
Based on Total Net Assets
9/30/01
[PIE CHART]

Equity                                          41.6%
Fixed Income Securities                         34.5%
Sort-Term Investments & Other Net Assets        23.9%


4. Source: The Economist, 9/8/01.
5. Source: BBC Monitoring Europe Economic, 8/20/01.
6. Source: Rand Merchant Bank Economic Report, South Africa: Poor Q1 GDP Poses Risks for 2001 Forecast, 5/29/01.


                                                                               3

TOP 10 COUNTRIES*
9/30/01

                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Brazil                                                                     11.3%
Mexico                                                                     10.8%
South Africa                                                                8.4%
Turkey                                                                      5.7%
Russia                                                                      4.4%
Philippines                                                                 3.1%
Venezuela                                                                   3.1%
Indonesia                                                                   2.9%
Hong Kong                                                                   2.6%
China                                                                       2.6%

* Excludes short-term investments and other net assets.

Many emerging markets suffered during the six months under review due to increased concerns over a slowing global economy. Argentina's and Turkey's debt problems also contributed to lower investor confidence in many emerging markets. However, the IMF's agreement to provide US$8 billion in additional loans to Argentina provided some temporary relief to investors.(7) Exacerbating global investor uncertainty were the horrific attacks in New York and Washington, D.C., on September 11. These terrorist acts not only disrupted virtually every facet of day-to-day life in the U.S. but also impacted international capital markets. Many key financial market exchanges worldwide closed temporarily, which contributed to increased volatility across all international markets as well as in the prices of commodities, currencies and other market assets.

Within this environment, Templeton Emerging Markets Appreciation Fund posted a -13.65% cumulative total return in market-price terms for the six months ended September 30, 2001, as shown in the Performance Summary on page 8. Based on change in net asset value, the Fund's cumulative total return for the same period was -7.43%. The Morgan Stanley Capital International (MSCI(R)) Emerging Markets Free Index and the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) returned -18.45% and -1.92% during the same time.(8)

Aiming to restructure our portfolio, we sold our holdings in Greece, Israel, Pakistan and Chile during the reporting period.


7. Source: The Times (London), Only Global Approach Can Beat Recession,
10/15/01.

8. Source: Standard & Poor's Micropal. The unmanaged MSCI Emerging Markets Free Index measures the total return (dividends are reinvested) of securities located in 25 emerging market countries in regions such as Latin America, Eastern Europe and Asia. Only securities available to foreign (non-local) investors are included, and all securities in the index are capitalization weighted (outstanding shares times price). The unmanaged J.P. Morgan EMBI+ tracks total returns for traded external debt instruments in the emerging markets. Market return is measured in U.S. dollar terms. The index includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


4

As a result, the Fund's cash levels rose from 8.0% at the beginning of the period to 23.9% on September 30, 2001. While, under normal market conditions, our objective is to be fully invested in what we consider the best possible bargains available in the marketplace, cash levels typically increase when we move from one position to another.

During the six-month period, we increased our Indonesian exposure due to positive economic and political changes in that nation. On the other hand, we decreased our holdings in South Korea and Hong Kong because some export-dependent positions in these countries continued to underperform. Our exposure to Mexico declined as we reduced our holdings in companies that we believe could be negatively impacted by a U.S. economic downturn. We also trimmed our Brazilian holdings as Argentina's recession continued to undermine Brazil's stock markets. Despite slower growth and short-term volatility, however, in our view Brazilian equities represent value over the long term.

As the aftermath of the tragic events in New York and Washington, D.C., unfolds, we expect increased volatility in global financial markets as well as increased risk of a global recession. While there is no way to understate the magnitude of this recent tragedy on a human scale, we believe it is important not to overstate its economic effects in spite of inevitable volatility. Emerging market economies' growth rates remain

TOP 10 HOLDINGS

9/30/01

COMPANY OR ISSUER                                                     % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Government of Brazil,
11.00%, 8/17/40                                                             3.6%
Government Bonds, Brazil

United Mexican States,
9.875%, 1/15/07                                                             2.9%
Government Bonds, Mexico

Republic of Philippines,
9.875%, 3/16/10                                                             2.4%
Government Bonds, Philippines

South African Breweries PLC                                                 2.0%
Beverages, South Africa

United Mexican States,
8.625%, 3/12/08                                                             2.0%
Government Bonds, Mexico

Republic of Turkey,
11.875%, 1/15/30                                                            1.9%
Government Bonds, Turkey

Republic of Venezuela,
9.25%, 9/15/27                                                              1.9%
Government Bonds, Venezuela

Government of Brazil,
9.375%, 4/7/08                                                              1.7%
Government Bonds, Brazil

Minfin of Russia,
144A, 10.00%, 6/26/07                                                       1.7%
Government Bonds, Russia

Kimberly Clark de Mexico
SA de CV, A                                                                 1.6%
Paper & Forest Products, Mexico


                                                                               5

generally twice that of developed countries or are decelerating at slower rates than developed countries. Many emerging markets' stock prices have also fallen or are close to historically low levels, resulting in what we view as attractive investment or acquisition opportunities. Furthermore, governments and companies in many emerging markets have embarked on reform efforts that we believe should improve corporate governance and economic and political stability. In our opinion, at this time the portfolio is well-positioned to benefit from these favorable trends in the medium- to long-term.

Of course, investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Mexico's equity market has increased 1,003.90% in the last 13 years, but has suffered 6 declines of more than 15% during that time.(9) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets.


9. Source: Standard & Poor's Micropal. Based on quarterly total return changes over 13 years ended 9/30/01. Market return is measured in U.S. dollars and includes reinvested dividends. The unmanaged MSCI Mexico Free Index is a capitalization-weighted (outstanding shares times price) index that reflects actual buyable opportunities for global investors by taking into account local market restrictions on share ownership by foreign investors.


6

In addition, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. The Fund may also invest in "junk bonds," which entail greater credit risks than higher-rated bonds.

We thank you for your participation in Templeton Emerging Markets Appreciation Fund, welcome your comments and suggestions, and look forward to serving your future investment needs.

Sincerely,


/s/ Mark Mobius
---------------

Mark Mobius
President
Templeton Emerging Markets Appreciation Fund, Inc.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of September 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


                                                                               7

PERFORMANCE SUMMARY AS OF 9/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage


1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized. Past expense reductions by the Fund's Business Manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION

                                                   CHANGE      9/30/01   3/31/01
--------------------------------------------------------------------------------
Net Asset Value                                     -$0.95     $10.29    $11.24

Market Price (NYSE)                                 -$1.39     $ 8.13    $ 9.52

DISTRIBUTIONS (4/1/01-9/30/01)

Dividend Income                                    $0.1131

PERFORMANCE

                                                                       INCEPTION
                                       6-MONTH    1-YEAR      5-YEAR    (5/9/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)
   Based on change in
   net asset value                     -7.43%     -15.76%     +6.63%    +20.68%

   Based on change in
   market price                        -13.65%    -6.54%      -6.30%    -10.38%

Average Annual Total Return(1)
   Based on change in
   net asset value                     -7.43%     -15.76%     +1.29%     +2.57%

   Based on change in
   market price                        -13.65%    -6.54%      -1.29%     -1.47%

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. The Fund may also invest in lower-rated "junk bonds," which entail greater risk than higher-rated bonds. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.


8

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
SHARE REPURCHASE PROGRAM. The Fund's Board of Directors previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.

NAMES RULE. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with the Names Rule, in July 2001, the Fund's Board of Directors adopted a non-fundamental investment policy to invest, under normal circumstances, substantially all of the Fund's assets (i.e., not less than 80% of its net assets) in a portfolio of equity securities and debt obligations of issuers in emerging market countries, effective July 31, 2002. In accordance with the Names Rule, the Fund has also adopted a non-fundamental policy to provide shareholders with 60 days' advance notice of any change to the foregoing 80% investment policy. The Fund's fundamental investment policy to invest substantially all of its assets (i.e., not less than 65% of total assets) in a portfolio of equity securities and debt obligations of issuers in emerging market countries remains the same.

INVESTMENT ADVISOR. In July 2001, Franklin Advisers, Inc. assumed the investment sub-advisory services previously provided to the Fund by Templeton Investment Counsel, LLC, through its Templeton Global Bond Managers division. Members of the investment management team previously employed by Templeton Investment Counsel continue to be responsible for the Fund's day-to-day management of the debt component of the Fund's portfolio. The Fund's investment advisor is Templeton Asset Management Ltd. and Mark Mobius continues as the Fund's principal portfolio manager for equity investments.
--------------------------------------------------------------------------------


                                                                               9


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Highlights

                                               SIX MONTHS ENDED                      YEAR ENDED MARCH 31,
                                              SEPTEMBER 30, 2001    -------------------------------------------------------
                                                 (UNAUDITED)         2001        2000        1999        1998        1997
                                              -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the
  period)
Net asset value, beginning of period......           $11.24          $14.48      $11.73      $13.35      $15.17      $13.41
                                              -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income....................              .24             .59         .49         .56         .56         .62
 Net realized and unrealized gains
   (losses)...............................            (1.08)          (3.46)       2.81       (1.77)       (.23)       2.27
                                              -----------------------------------------------------------------------------
Total from investment operations..........             (.84)          (2.87)       3.30       (1.21)        .33        2.89
                                              -----------------------------------------------------------------------------
Capital share repurchases.................               --             .24          --          --          --          --
                                              -----------------------------------------------------------------------------
Less distributions from:
 Net investment income....................             (.11)           (.61)       (.55)       (.41)       (.72)       (.51)
 Net realized gains.......................               --              --          --          --       (1.24)       (.62)
 Tax return of capital....................               --              --          --          --        (.19)         --
                                              -----------------------------------------------------------------------------
Total distributions.......................             (.11)           (.61)       (.55)       (.41)      (2.15)      (1.13)
                                              -----------------------------------------------------------------------------
Net asset value, end of period............           $10.29          $11.24      $14.48      $11.73      $13.35      $15.17
                                              -----------------------------------------------------------------------------
Market value, end of period(a)............          $8.1300         $9.5200    $10.5000     $9.6875    $12.6250    $12.8750
                                              =============================================================================
Total return (based on market value per
  share)*.................................         (13.65)%         (3.96)%      13.50%    (19.96)%      15.12%        .40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).........          $42,363         $46,248     $63,505     $51,433     $58,520     $65,075
Ratios to average net assets:
 Expenses.................................            1.93%**         1.90%       1.88%       1.90%       1.88%       1.83%
 Net investment income....................            4.28%**         4.61%       3.54%       4.97%       3.76%       4.29%
Portfolio turnover rate...................           18.64%          79.34%      54.73%      42.68%      74.67%     114.78%

*Total return is not annulized.
**Annualized.
+Based on average weighted shares outstanding effective year ended March 31,
2000.
(a)Based on the last sale on the New York Stock Exchange.
                       See notes to financial statements.
 10


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2001 (UNAUDITED)

                                                                                     SHARES/
                                                                    COUNTRY         WARRANTS          VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS 39.4%
AIRLINES .6%
China Eastern Airline Corp. Ltd., H.........................         China           1,432,000     $   145,045
*China Southern Airlines Co. Ltd., H........................         China             564,000         115,700
                                                                                                   -----------
                                                                                                       260,745
                                                                                                   -----------
AUTOMOBILES
Bajaj Auto Ltd. ............................................         India               2,400          12,436
                                                                                                   -----------
BANKS 3.6%
Akbank......................................................        Turkey         138,492,966         244,319
*Bangkok Bank Public Co. Ltd., fgn. ........................       Thailand            102,440          93,274
Bank Rozwoju Eksportu SA....................................        Poland                 200           4,486
*BBVA Banco Frances SA, ADR.................................       Argentina             1,050           9,387
Commercial International Bank Ltd. .........................         Egypt              21,700         169,537
Credicorp Ltd. .............................................         Peru                2,500          20,750
DBS Group Holdings Ltd. ....................................       Singapore             7,000          38,243
Erste Bank der Oester Sparkassen AG.........................        Austria              5,481         269,544
Firstrand Ltd. .............................................     South Africa          190,000         157,142
Grupo Financiero Galicia SA, B..............................       Argentina            36,700          22,207
Hansabank Ltd. .............................................        Estonia             13,400         109,119
ICICI Bank Ltd. ............................................         India               1,000           1,493
Kookmin Bank................................................      South Korea            4,590          56,433
Nedcor Ltd. ................................................     South Africa            1,681          24,633
*Thai Farmers Bank Public Co. Ltd. .........................       Thailand             72,400          23,602
*Thai Farmers Bank Public Co. Ltd., fgn. ...................       Thailand            466,900         173,198
*Yapi Ve Kredi Bankasi AS...................................        Turkey          73,740,000         108,406
                                                                                                   -----------
                                                                                                     1,525,773
                                                                                                   -----------
BEVERAGES 4.6%
*Al Ahram Beverages Co., GDR................................         Egypt               6,952          48,664
Anadolu Efes Biracilik Ve Malt Sanayii AS...................        Turkey             218,000           3,454
BBAG Oesterreichische Brau-Beteiligungs AG..................        Austria              1,622          60,416
Fomento Economico Mexicano SA de CV Femsa...................        Mexico                 920          26,192
Fraser and Neave Ltd. ......................................       Singapore            99,300         404,767
Hartwall OYJ, A.............................................        Finland              4,460          79,204
Quilmes Industrial SA, ADR..................................       Argentina            13,510         155,365
San Miguel Corp., B.........................................      Philippines          313,570         311,433
South African Breweries PLC.................................     South Africa          138,660         852,795
Tsingtao Brewery Co. Ltd., H................................         China              10,000           2,660
                                                                                                   -----------
                                                                                                     1,944,950
                                                                                                   -----------
CHEMICALS .2%
Sinopec Beijing Yanhua Petrochemical Co. Ltd. ..............         China             108,000           8,724
Sinopec Shanghai Petrochemical Co. Ltd. ....................         China             624,000          57,604
                                                                                                   -----------
                                                                                                        66,328
                                                                                                   -----------
*COMMERCIAL SERVICES & SUPPLIES
S1 Corp. ...................................................      South Korea            1,000          11,989
                                                                                                   -----------

                                                                              11

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2001 (UNAUDITED) (CONT.)

                                                                                     SHARES/
                                                                    COUNTRY         WARRANTS          VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
*COMMUNICATIONS EQUIPMENT
United Communications Industries, fgn. .....................       Thailand              4,100     $     1,498
                                                                                                   -----------
CONSTRUCTION MATERIALS 2.0%
Cementos Argos SA...........................................       Colombia             19,100          40,544
Cemex SA....................................................        Mexico             116,035         473,264
PT Semen Gresik (Persero) TBK...............................       Indonesia           101,740          77,032
*Siam Cement Public Co. Ltd., fgn. .........................       Thailand             16,480         176,360
Suez Cement Co. ............................................         Egypt              11,720         101,740
                                                                                                   -----------
                                                                                                       868,940
                                                                                                   -----------
CONTAINERS & PACKAGING .3%
Mayr-Melnhof Karton AG......................................        Austria              2,292         113,091
Nampak Ltd. ................................................     South Africa            3,000           3,580
                                                                                                   -----------
                                                                                                       116,671
                                                                                                   -----------
DISTRIBUTORS .5%
China Resources Enterprise Ltd. ............................         China             210,000         183,089
Cycle & Carriage Ltd. ......................................       Singapore            10,538          17,182
                                                                                                   -----------
                                                                                                       200,271
                                                                                                   -----------
DIVERSIFIED FINANCIALS 1.1%
China Everbright Ltd. ......................................         China               6,000           3,385
Compania Suramericana de Inversiones SA.....................       Colombia             23,527          10,493
*Haci Omer Sabanci Holding AS...............................        Turkey          24,427,999          63,843
Johnnic Holdings Ltd. ......................................     South Africa            1,700           8,606
Keppel Corp., Ltd. .........................................       Singapore           147,600         238,988
KOC Holding AS..............................................        Turkey          10,016,999         129,262
*Yuanta Core Pacific Securities Co. ........................        Taiwan              59,000          25,559
                                                                                                   -----------
                                                                                                       480,136
                                                                                                   -----------
DIVERSIFIED TELECOMMUNICATION SERVICES 3.2%
Matav RT....................................................        Hungary             38,100          98,264
PT Indosat (Persero) TBK....................................       Indonesia           292,500         233,518
PT Telekomunikasi Indonesia (Persero) TBK, B................       Indonesia         1,888,780         515,608
Rostelecom, ADR.............................................        Russia              24,470          75,123
Singapore Telecommunications Ltd. ..........................       Singapore            61,000          62,507
Telefonos de Mexico SA (Telmex), L, ADR.....................        Mexico               5,887         190,091
*Telekomunikacja Polska SA..................................        Poland              43,057         119,191
*Total Access Communication Public Co. Ltd. ................       Thailand             23,600          35,164
Videsh Sanchar Nigam Ltd. ..................................         India               6,936          30,752
                                                                                                   -----------
                                                                                                     1,360,218
                                                                                                   -----------

 12

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2001 (UNAUDITED) (CONT.)

                                                                                     SHARES/
                                                                    COUNTRY         WARRANTS          VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRIC UTILITIES 2.2%
Beijing Datang Power Generation Co. Ltd., H.................         China             104,000     $    37,002
Centrais Eletricas Brasileiras SA (Eletrobras)..............        Brazil          17,680,000         211,988
CEZ AS......................................................    Czech Republic         155,250         250,167
Electricity Generating Public Co. Ltd., fgn. ...............       Thailand              7,600           6,493
Korea Electric Power Corp. .................................      South Korea            3,257          52,231
Mosenergo, ADR..............................................        Russia              32,440          94,076
Tata Power Co. Ltd. ........................................         India              15,540          32,574
*Unified Energy Systems.....................................        Russia           2,742,400         240,783
                                                                                                   -----------
                                                                                                       925,314
                                                                                                   -----------
*ELECTRICAL EQUIPMENT .3%
Elektrim SA.................................................        Poland              28,106         125,683
                                                                                                   -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS .2%
Reunert Ltd. ...............................................     South Africa           34,900          62,572
Samsung SDI Co. Ltd. .......................................      South Korea            1,068          34,662
                                                                                                   -----------
                                                                                                        97,234
                                                                                                   -----------
FOOD & DRUG RETAILING .2%
Dairy Farm International Holdings Ltd.......................       Hong Kong           119,250          72,146
                                                                                                   -----------
FOOD PRODUCTS 1.8%
Cheil Jedang Corp. .........................................      South Korea            4,940         142,975
*Molinos Rio de la Plata SA, B..............................       Argentina             5,000           5,251
PT Indofoods Sukses Makmur TBK..............................       Indonesia         1,919,500         143,357
Tiger Brands Ltd. ..........................................     South Africa           44,973         290,575
Tongaat-Hulett Group Ltd. ..................................     South Africa           34,700         161,794
                                                                                                   -----------
                                                                                                       743,952
                                                                                                   -----------
HOTELS RESTAURANTS & LEISURE .5%
China Travel International Investment Hong Kong Ltd. .......       Hong Kong            72,000          10,708
Genting Bhd. ...............................................       Malaysia             70,000         170,395
*Orbis SA...................................................        Poland               6,200          18,776
Tanjong PLC.................................................       Malaysia              6,000          13,737
                                                                                                   -----------
                                                                                                       213,616
                                                                                                   -----------
HOUSEHOLD DURABLES .2%
Arcelik AS, Br. ............................................        Turkey          16,332,000          69,362
*Land and House Public Co. Ltd., fgn........................       Thailand             24,356          19,165
*Land and House Public Co. Ltd., wts., 5/10/08..............       Thailand             12,178           3,354
                                                                                                   -----------
                                                                                                        91,881
                                                                                                   -----------

                                                                              13

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2001 (UNAUDITED) (CONT.)

                                                                                     SHARES/
                                                                    COUNTRY         WARRANTS          VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INDUSTRIAL CONGLOMERATES 3.6%
Barloworld Ltd. ............................................     South Africa           53,040     $   289,114
Beijing Enterprises Holdings Ltd. ..........................       Hong Kong            26,000          25,835
China Merchants Holdings International Co. Ltd. ............       Hong Kong           167,000          98,493
Citic Pacific Ltd. .........................................       Hong Kong           142,000         267,633
DESC SA de CV DESC, B.......................................        Mexico              41,500          13,524
Grasim Industries Ltd. .....................................         India              25,900         140,731
*Grupo Carso SA de CV.......................................        Mexico              53,000         119,393
Remgro Ltd..................................................     South Africa           83,400         550,892
SIME Darby Bhd. ............................................       Malaysia              6,000           7,263
                                                                                                   -----------
                                                                                                     1,512,878
                                                                                                   -----------
INSURANCE 1.5%
Liberty Group Ltd. .........................................     South Africa           20,728         120,119
Old Mutual PLC..............................................     South Africa          158,070         272,390
Samsung Fire & Marine Insurance Co. Ltd.....................      South Korea            1,000          27,415
Sanlam Ltd. ................................................     South Africa          215,900         225,062
                                                                                                   -----------
                                                                                                       644,986
                                                                                                   -----------
*IT CONSULTING & SERVICES
Travelsky Technology Ltd., H................................         China               6,000           4,039
                                                                                                   -----------
MACHINERY .1%
*Samsung Heavy Industries Co. Ltd. .........................      South Korea            6,664          18,931
Sembcorp Marine Ltd. .......................................       Singapore            82,000          37,139
                                                                                                   -----------
                                                                                                        56,070
                                                                                                   -----------
MARINE
China Shipping Development Co. Ltd., H......................         China              90,000          11,539
                                                                                                   -----------
MEDIA .1%
*Singapore Press Holdings Ltd. .............................       Singapore             1,000           8,945
Zee Telefilms Ltd. .........................................         India              19,200          35,050
                                                                                                   -----------
                                                                                                        43,995
                                                                                                   -----------
METALS & MINING .6%
Anglo American PLC..........................................     South Africa            7,692          91,712
Gold Fields Ltd. ...........................................     South Africa            2,000           9,037
Grupo Mexico SA de CV, B....................................        Mexico              51,838          73,564
Pohang Iron & Steel Co. Ltd. ...............................      South Korea              750          46,220
PT Timah TBK................................................       Indonesia           139,500          15,807
                                                                                                   -----------
                                                                                                       236,340
                                                                                                   -----------
MULTILINE RETAIL
Siam Makro Public Company Ltd., fgn. .......................       Thailand             21,900          19,571
                                                                                                   -----------

 14

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2001 (UNAUDITED) (CONT.)

                                                                                     SHARES/
                                                                    COUNTRY         WARRANTS          VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
OIL & GAS 6.0%
China Petroleum & Chemical Corp., H.........................         China           1,666,000     $   232,828
Hindustan Petroleum Corporation Ltd. .......................         India              10,169          26,427
Lukoil Holdings, ADR........................................        Russia               6,295         235,433
Mol Magyar Olay-Es Gazipari RT..............................        Hungary             11,700         173,707
OMV AG......................................................        Austria              3,440         278,977
PetroChina Co. Ltd., H......................................         China           1,414,000         270,128
Polski Koncern Naftowy Orlen SA.............................        Poland              99,100         361,084
PTT Exploration & Production Public Co. Ltd., fgn. .........       Thailand             56,200         138,984
Sasol Ltd. .................................................     South Africa           39,700         324,378
Sinopec Zhenhai Refining & Chemical Co. Ltd., H.............         China             126,000          17,447
SK Corp. ...................................................      South Korea            7,840          65,857
Slovnaft AS.................................................    Slovak Republic          7,270         104,199
Tupras-Turkiye Petrol Rafineleri AS.........................        Turkey          54,230,135         304,723
                                                                                                   -----------
                                                                                                     2,534,172
                                                                                                   -----------
PAPER & FOREST PRODUCTS 1.6%
Kimberly Clark de Mexico SA de CV, A........................        Mexico             249,600         693,989
                                                                                                   -----------
PHARMACEUTICALS .8%
Egis Rt. ...................................................        Hungary              1,663          69,026
Gedeon Richter Ltd..........................................        Hungary              3,020         168,153
Pliva D D, GDR, Reg S.......................................        Croatia             13,200         114,576
                                                                                                   -----------
                                                                                                       351,755
                                                                                                   -----------
REAL ESTATE 1.3%
*Beijing North Star Co. Ltd., H.............................         China              16,000           2,626
Cheung Kong Holdings Ltd. ..................................       Hong Kong            36,000         280,403
Hang Lung Development Co. Ltd. .............................       Hong Kong           214,000         174,229
United Industrial Corporation Ltd. .........................       Singapore           196,000          77,119
                                                                                                   -----------
                                                                                                       534,377
                                                                                                   -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS .5%
Samsung Electronics Co. Ltd. ...............................      South Korea            1,846         197,358
                                                                                                   -----------
SPECIALTY RETAIL .3%
Imperial Holdings Ltd. .....................................     South Africa           17,898         108,090
                                                                                                   -----------
TOBACCO .4%
Philip Morris CR AS.........................................    Czech Republic             140          24,815
PT Gudang Garam TBK.........................................       Indonesia            83,500          86,016
PT Hanjaya Mandala Sampoerna TBK............................       Indonesia           135,000          44,154
Souza Cruz SA...............................................        Brazil               1,600           6,710
                                                                                                   -----------
                                                                                                       161,695
                                                                                                   -----------

                                                                              15

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2001 (UNAUDITED) (CONT.)

                                                                                     SHARES/
                                                                    COUNTRY         WARRANTS          VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION INFRASTRUCTURE .5%
Beijing Capital International Airport Co. Ltd. .............         China              50,000     $    11,667
Cosco Pacific Ltd. .........................................       Hong Kong           420,000         188,474
                                                                                                   -----------
                                                                                                       200,141
                                                                                                   -----------
*WIRELESS TELECOMMUNICATION SERVICES .6%
Orascom Telecom.............................................         Egypt               8,600          30,387
Shin Corporation Public Co. Ltd., fgn.......................       Thailand            449,000         158,987
Turkcell Iletisim Hizmetleri AS.............................        Turkey          14,147,556          36,513
Vimpel Communications, ADR..................................        Russia               2,500          41,050
                                                                                                   -----------
                                                                                                       266,937
                                                                                                   -----------
TOTAL COMMON STOCKS (COST $21,880,401)......................                                        16,697,713
                                                                                                   -----------
PREFERRED STOCKS 2.2%
Aracruz Celulose SA, ADR, pfd. .............................        Brazil               1,780          26,433
Banco Bradesco SA, pfd. ....................................        Brazil          92,771,971         368,587
Centrais Eletricas Brasileiras SA (Eletrobras), B, pfd......        Brazil          26,346,000         290,048
Companhia Paranaense de Energia-Copel, B, pfd...............        Brazil          15,053,000          87,370
*Siam Commercial Bank, 5.25%, fgn., cvt., pfd. .............       Thailand            493,300         163,583
                                                                                                   -----------
TOTAL PREFERRED STOCKS (COST $1,612,822)....................                                           936,021
                                                                                                   -----------
                                                                                    PRINCIPAL
                                                                                     AMOUNT
                                                                                   -----------
+BONDS - CORPORATE .5%
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02.....        Mexico         $   197,398          49,349
P T Indah Kiat Finance Mauritius Ltd, 10.00%, 7/01/07.......       Indonesia           625,000         103,125
Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/01...........       Indonesia           250,000          30,000
                                                                                                   -----------
TOTAL BONDS - CORPORATE (COST $1,069,269)...................                                           182,474
                                                                                                   -----------
BONDS - GOVERNMENT & GOVERNMENT AGENCIES 34.0%
Government of Brazil:
  9.375%, 4/07/08...........................................        Brazil             950,000         738,625
  14.50%, 10/15/09..........................................        Brazil             170,000         160,693
  Series L, cvt., FRN, 5.50%, 4/15/12.......................        Brazil           1,115,000         664,819
  10.125%, 5/15/27..........................................        Brazil           1,075,000         679,400
  11.00%, 8/17/40...........................................        Brazil           2,400,000       1,532,244
Minfin of Russia:
  144A, 10.00%, 6/26/07.....................................        Russia             810,000         720,394
  Reg S, 10.00%, 6/26/07....................................        Russia             500,000         444,688
Republic of Argentina:
  11.75%, 6/15/15...........................................       Argentina           880,000         503,800
  Series L, 6.00%, 3/31/23..................................       Argentina            55,000          33,550
Republic of Bulgaria:
  FRN, 4.563%, 7/28/11......................................       Bulgaria            495,000         384,862
  Series A, FRN, 4.563%, 7/28/24............................       Bulgaria            775,000         597,719

 16

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2001 (UNAUDITED) (CONT.)

                                                                                    PRINCIPAL
                                                                    COUNTRY          AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
BONDS - GOVERNMENT & GOVERNMENT AGENCIES (CONT.)
Republic of Colombia, 9.75%, 4/23/09........................       Colombia        $   300,000     $   312,000
Republic of Ecuador, 144A, 12.00%, 11/15/12.................        Ecuador            720,000         461,700
Republic of Panama:
  FRN, 5.03%, 5/14/02.......................................        Panama              76,923          77,316
  9.375%, 4/01/29...........................................        Panama             250,000         256,250
Republic of Peru, FRN, 4.50%, 3/07/17.......................         Peru              140,000          98,525
Republic of Philippines, 9.875%, 3/16/10....................      Philippines        1,100,000       1,021,053
Republic of Turkey:
  144A, 10.00%, 9/19/07.....................................        Turkey             576,000         491,904
  12.375%, 6/15/09..........................................        Turkey             200,000         181,500
  11.875%, 1/15/30..........................................        Turkey             975,000         794,625
Republic of Venezuela:
  144A, 9.125%, 6/18/07.....................................       Venezuela           280,000         250,965
  Reg S, 9.125%, 6/18/07....................................       Venezuela           300,000         268,891
  9.25%, 9/15/27............................................       Venezuela         1,185,000         790,691
United Mexican States:
  9.75%, 4/06/05............................................        Mexico             250,000         274,375
  9.875%, 1/15/07...........................................        Mexico           1,120,000       1,233,120
  8.625%, 3/12/08...........................................        Mexico             825,000         849,544
  10.375%, 2/17/09..........................................        Mexico             200,000         220,250
  11.375%, 9/15/16..........................................        Mexico             300,000         347,325
                                                                                                   -----------
TOTAL BONDS - GOVERNMENT & GOVERNMENT AGENCIES (COST
  $15,924,904)..............................................                                        14,390,828
                                                                                                   -----------
SHORT TERM INVESTMENTS 17.6%
Den Danske Bank, 3.375%, 10/01/01, Time Deposit.............     United States       1,385,000       1,385,000
(a)Franklin Institutional Fiduciary Trust Money Market
  Portfolio.................................................     United States       6,091,097       6,091,097
                                                                                                   -----------
TOTAL SHORT TERM INVESTMENTS (COST $7,476,097)..............                                         7,476,097
                                                                                                   -----------
TOTAL INVESTMENTS (COST $47,963,493) 93.7%..................                                        39,683,133
OTHER ASSETS, LESS LIABILITIES 6.3%.........................                                         2,680,027
                                                                                                   -----------
TOTAL NET ASSETS 100.0%.....................................                                       $42,363,160
                                                                                                   ===========

*Non-income producing.
+Represents defaulted bonds.
(a)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.
                       See notes to financial statements.
                                                                              17


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $47,963,493).....    $39,683,133
 Cash.......................................................      1,983,156
 Receivables:
  Investment securities sold................................        352,892
  Dividends and interest....................................        471,931
                                                                -----------
      Total assets..........................................     42,491,112
                                                                -----------
Liabilities:
 Payables:
  Investment securities purchased...........................          8,825
  To affiliates.............................................         53,513
 Accrued expenses...........................................         65,614
                                                                -----------
      Total liabilities.....................................        127,952
                                                                -----------
Net assets, at value........................................    $42,363,160
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $   886,550
 Net unrealized depreciation................................     (8,296,121)
 Accumulated net realized loss..............................     (8,648,537)
 Capital shares.............................................     58,421,268
                                                                -----------
Net assets, at value........................................    $42,363,160
                                                                ===========
Net asset value per share ($42,363,160 / 4,115,310 shares
 outstanding)...............................................         $10.29
                                                                ===========

                       See notes to financial statements.
 18


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (continued)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $21,483)
 Dividends..................................................    $   490,325
 Interest...................................................        966,521
                                                                -----------
      Total investment income...............................                   $ 1,456,846
Expenses:
 Management fees (Note 3)...................................        287,494
 Administrative fees (Note 3)...............................         58,716
 Transfer agent fees........................................         16,878
 Custodian fees.............................................         24,995
 Reports to shareholders....................................         22,187
 Registration and filing fees...............................         11,908
 Professional fees..........................................         14,306
 Directors' fees and expenses...............................          3,177
 Other......................................................         13,119
                                                                -----------
      Total expenses........................................                       452,780
                                                                               -----------
            Net investment income...........................                     1,004,066
                                                                               -----------
Realized and unrealized losses:
 Net realized loss from:
  Investments...............................................     (2,421,264)
  Foreign currency transactions.............................        (40,696)
                                                                -----------
      Net realized loss.....................................                    (2,461,960)
Net unrealized depreciation on:
  Investments...............................................     (1,955,491)
  Translation of assets and liabilities denominated in
   foreign currencies.......................................         (6,316)
                                                                -----------
      Net unrealized depreciation...........................                    (1,961,807)
                                                                               -----------
Net realized and unrealized loss............................                    (4,423,767)
                                                                               -----------
Net decrease in net assets resulting from operations........                   $(3,419,701)
                                                                               ===========

                       See notes to financial statements.
                                                                              19


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 2001

                                                                 SIX MONTHS ENDED          YEAR ENDED
                                                                SEPTEMBER 30, 2001       MARCH 31, 2001
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................       $ 1,004,066            $  2,493,233
  Net realized loss from investments and foreign currency
   transactions.............................................        (2,461,960)             (1,673,485)
  Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................        (1,961,807)            (12,945,238)
                                                                ---------------------------------------
    Net decrease in net assets resulting from operations....        (3,419,701)            (12,125,490)

 Distributions to shareholders from net investment Income...          (465,441)             (2,556,323)

 Capital share transactions (Note 2)........................                --              (2,574,561)
                                                                ---------------------------------------
    Net decrease in net assets..............................        (3,885,142)            (17,256,374)

Net assets:
 Beginning of period........................................        46,248,302              63,504,676
                                                                ---------------------------------------
 End of period..............................................       $42,363,160            $ 46,248,302
                                                                =======================================

Undistributed net investment income included in net assets:
 End of period..............................................       $   886,550            $    448,797
                                                                =======================================

                       See notes to financial statements.
 20


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Appreciation Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks capital appreciation by investing substantially all of its assets in a portfolio of equity securities and debt obligations of issuers in emerging market countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

                                                                              21

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

f. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to March 31, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $100,872 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended September 30, 2001 was to decrease net investment income by $37,004 and increase unrealized gains by $37,004. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

2. CAPITAL STOCK

On May 17, 2000, the Board of Directors of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management.

At September 30, 2001, there were 100,000,000 shares authorized ($0.01 par value). During the period ended September 30, 2001, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market. During the year ended March 31, 2001, 269,400 shares were repurchased for $2,574,561. The weighted average discount of market price to net asset value of shares repurchased during the year ended March 31, 2001 was 28%. Through September 30, 2001, the Fund had repurchased a total of 269,400 shares.

 22

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Advisers, Inc. (Advisers), and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager, sub-advisor, and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio. TAML has entered into a sub-advisory agreement with Advisers, whereby Advisers manages the debt component of the Fund's portfolio. TAML pays to Advisers a fee of 0.30% per year of the Fund's average daily net assets. TAML pays an economic consulting and shareholder servicing fee to UBS Warburg, LLC of 0.10% per year of the average daily net assets of the Fund. The Fund pays FT Services an administrative fee of 0.25% per year of the Fund's average daily net assets, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services, subject to a minimum monthly fee of $8,333.

4. INCOME TAXES

At September 30, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $48,296,766 was as follows:

Unrealized appreciation.....................................  $ 1,085,347
Unrealized depreciation.....................................   (9,698,980)
                                                              -----------
Net unrealized depreciation.................................  $(8,613,633)
                                                              ===========

At March 31, 2001, the Fund had tax basis capital losses of $2,742,652 which may be carried over to offset future capital gains. Such losses expire in 2008.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales, losses realized subsequent to October 31 on the sale of securities and foreign currencies and foreign currency transactions.

At March 31, 2001, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2000 of $3,037,445 and $18,220, respectively. For tax purposes, such losses will be reflected in the year ending March 31, 2002.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 2001 aggregated $7,637,030 and $13,650,206, respectively.

                                                                              23


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Annual Meeting of Shareholders, August 30, 2001

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on August 30, 2001. The purpose of the meeting was to elect four Directors of the Fund and to consider the approval or rejection of a shareholder proposal requesting that the Board of Directors take action to ensure that Fund shares trade at less than a 5% discount to net asset value. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers and S. Joseph Fortunato.* Shareholders voted to reject the proposal requesting that the Board of Directors take action to ensure that the Fund's shares trade at less than a 5% discount to net asset value. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                                  % OF                 % OF                               % OF
TERM EXPIRING 2004:            FOR         OUTSTANDING SHARES      VOTED SHARES      WITHHELD      OUTSTANDING SHARES
---------------------------------------------------------------------------------------------------------------------
Harris J. Ashton..........  3,714,891            90.27%               95.45%         177,113             4.30%
Nicholas F. Brady.........  3,722,885            90.46%               95.65%         169,119             4.11%
Frank J. Crothers.........  3,704,972            90.03%               95.19%         187,032             4.54%
S. Joseph Fortunato.......  3,712,056            90.20%               95.38%         179,948             4.37%

                                % OF
TERM EXPIRING 2004:         VOTED SHARES
----------------------------------------
Harris J. Ashton..........     4.55%
Nicholas F. Brady.........     4.35%
Frank J. Crothers.........     4.81%
S. Joseph Fortunato.......     4.62%

2. The rejection of a shareholder proposal requesting that the Board of Directors take action to ensure that Fund shares trade at less than a 5% discount to net asset value:

                              SHARES               % OF                 % OF
                               VOTED        OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For........................    773,962            18.81%               35.59%
Against....................  1,400,440            34.03%               64.41%
Abstain....................     91,884             2.23%                   --
Broker Non-Votes...........  1,625,718            39.50%                   --
--------------------------------------------------------------------------------
Total......................  3,892,004            94.57%              100.00%

*Martin L. Flanagan, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson, Rupert H. Johnson, Jr., Betty P. Krahmer, Gordon S. Macklin, Fred R. Millsaps and Constantine D. Tseretopoulos, are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders
 24


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company" and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Appreciation Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

                                                                              25


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800-416-5585
www.mellon-investor.com

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Appreciation Fund, Inc. are traded on the New York Stock Exchange under the symbol "TEA." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with Investor ServiceDirect(SM). For information go to Mellon Investor Services' web site at https://vault.mellon-investor.com/isd and follow the instructions.

The daily closing net asset value may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Emerging Markets Appreciation Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

[FRANKLIN TEMPLETON INVESTMENTS LOGO]       100 Fountain Parkway, P.O. Box 33030
                                            St. Petersburg, FL 33733-8030


SEMIANNUAL REPORT
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585
www.mellon-investor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTEA S2001 11/01                       [RECYCLE LOGO] Printed on recycled paper